EXHIBIT 32.2
CERTIFICATION OF PERIOD REPORT
In connection with the Quarterly Report on Form 10-Q of Diamondback Energy, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, the undersigned, Jere W. Thompson III, Chief Financial Officer of Diamondback Energy, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 6, 2026	/s/ Jere W. Thompson III
Jere W. Thompson III
Chief Financial Officer